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                                                                   EXHIBIT 10.19
                  AGREEMENT FOR PURCHASE AND SALE OF VESSELS


     THIS AGREEMENT entered into as of the 30th day of May, 1997, by and between HLS OFFSHORE, L.L.C., a limited liability company under the laws of the State of Texas, having its registered office and principal place of business at 9821 Katy Freeway, Suite 450, Houston, Texas 77024 (hereinafter referred to as "Seller") and CGI MARINE CORPORATION, a corporation incorporated under the laws of the State of Delaware, having its registered office and principal place of business at 1209 Orange Street, Wilmington, Delaware (hereinafter referred to as "Buyer"), in consideration of the covenants and provisions herein.


                            ARTICLE I - DEFINITIONS

     1.1 As used herein, the following terms shall have the following definitions:

          "Lien" shall have the meaning set forth in Section 2.2 herein. "Purchase Price" shall mean the sum of U. S. $12,000,000.00.
          "Vessel" and "Vessels" shall have the definition set forth in Section
          2.1 of this Agreement.



            ARTICLE II - AGREEMENT FOR SALE AND PURCHASE OF VESSELS

     2.1 Seller hereby sells, transfers, assigns, and conveys to Buyer en bloc for the Purchase Price all right, title, and interest in and to the M/V STELLA DENA, OFF. NO. 1010, M/V MORECAMBE DIVER, OFF. NO. 1011, and M/V ATLET 7, OFF. NO. 957, all of Vanuatu flag (hereinafter each a "Vessel" and collectively the "Vessels") including without limitation all equipment, apparel, appurtenances, furniture, fittings, and all other items now onboard or identified to or belonging to the Vessels.
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     2.2  Seller guarantees and warrants to Buyer and its successors and assigns that the Vessels are owned by Seller free and clear of all mortgages, liens, claims, debts, and encumbrances whatsoever ("Liens"). In the event that any of the Vessels is arrested, seized, or attached as a result thereof, Seller will promptly bond the claim against such Vessel thereby securing its release or otherwise discharge the claim. Seller further represents and warrants that the Vessels are not subject to any contract, option, commitment, or other agreement or understanding, whether oral or in writing, that permits any person, company, or entity to purchase, lease, or otherwise utilize the Vessels.

     2.3 Seller acknowledges that Buyer has produced for inspection the following documents:

     A)  Current Certificates of Registry for the Vessels;

     B) All classification society certificates, trading and safety certificates, plans, specifications, drawings of the Vessels in Seller's possession;

     C) A certified copy of a resolutions of the Seller's Board of Directors authorizing the sale, transfer of title, and delivery of the Vessels to Buyer;

     D) Two (2) original recordable bills of sale duly notarized for each Vessel; and

     E)  Protocol of Acceptance and Delivery for each Vessel.

     2.4 THE SALE OF THE VESSELS IS ON AN "AS IS, WHERE IS" BASIS. SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES TO BUYER ALL WARRANTIES, EXPRESSED OR IMPLIED, EXCEPT FOR THE WARRANTIES CONTAINED IN SECTION 2.2 HEREIN, INCLUDING WITHOUT LIMITATION ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, ANY IMPLIED OR EXPRESSED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ANY IMPLIED OR EXPRESSED WARRANTY

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OF SEAWORTHINESS, DESIGN, PERFORMANCE, CONDITION, CLASS, CERTIFICATE, OR
MAINTENANCE.


                    ARTICLE III- RISK OF LOSS AND INDEMNITY

     3.1 The risk of loss of the Vessels or any damage thereto shall be with Buyer from and after the date hereof.

     3.2 Seller hereby agrees to indemnify, defend and hold Buyer, its parent, subsidiary and affiliated corporations, and its and their respective agents, attorneys, representative, employees, officers, directors, shareholders, successors and assigns, free and harmless of and from any and all claims, actions, demands, losses, liabilities, penalties and damages (including all costs, expenses, and reasonable attorneys' fees), no matter when the same may be asserted, arising from or relating to any and all breaches of Seller's representations and warranties or obligations under this Agreement. Without limiting the generality of the foregoing, Seller agrees to indemnify Buyer for damages as a result of the assertion, filing or recordation of any Lien, or claim for recognition of any Lien or other adverse claim of title, against the Vessels, accruing or arising prior to the time of Closing.

     3.3 Buyer hereby agrees to indemnify, defend and hold Seller, its parent, subsidiary and affiliated corporations, and its and their respective agents, attorneys, representative, employees, officers, directors, shareholders, successors and assigns, free and harmless of and from any and all claims, actions, demands, losses, liabilities, penalties and damages (including all costs, expenses, and reasonable attorneys' fees), no matter when the same may be asserted, arising from or relating to any and all breaches of Buyer's representations and warranties or obligations under this Agreement.

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                        ARTICLE IV - COSTS AND EXPENSES

     4.1 Seller shall bear all costs, expenses, and taxes incurred or accruing prior to the date hereof in connection with the ownership, operation or sale of the Vessels. Buyer shall bear all costs, expenses, and taxes incurred or accruing after the date hereof in connection with the ownership, operation or sale of the Vessel. All sales, use, stamp, or similar taxes incurred or accruing as a result of this transaction shall be for the sole account of Buyer. Each party shall bear its own attorneys fees and costs in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby. Each party shall be responsible for all fees and other compensation and/or expenses payable to any brokers engaged by such party in connection with the sale and purchase of the Vessels, and shall indemnify, defend, and hold harmless the other party from any claims therefor.



                           ARTICLE V- MISCELLANEOUS

        5.1 The making, performance, interpretation, and construction of this Agreement shall be determined and governed exclusively by and in accordance with the substantive laws of the State of Texas, exclusive of any conflict of law rules which may refer to the laws of another jurisdiction.

        5.2 Headings used in this Agreement are for convenience of reference only, and are not intended, to any extent or for any purpose, to limit or define the text of any provision hereof. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE SELLER AND BUYER CONCERNING THE SALE, AND ALL OTHER PRIOR NEGOTIATIONS, AGREEMENTS, COMMUNICATIONS, AND WRITINGS ARE DEEMED TO BE MERGED AND INCORPORATED HEREIN. This Agreement shall not


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be modified or amended in any manner except in writing executed by duly authorized officers of the Seller and the Buyer. This Agreement may be executed in several counterparts and each counterpart when so executed and delivered shall constitute a complete original instrument, and it shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. All covenants which by their nature survive closing, including but not limited to Seller's covenant to bond or otherwise discharge any Liens for which the Vessels are seized or attached, and all representations and warranties of the parties shall survive closing.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the 30th day of May, 1997.



                                 HLS OFFSHORE, L.L.C.
                                       SELLER



                                 By: /s/ H. D. Loyd, III
                                    --------------------------------------
                                 Name: H. D. Loyd, III
                                 Title:  President



                                 CGI MARINE CORPORATION
                                        BUYER



                                 By: /s/ Jonathan D. Pollock
                                     -------------------------------------
                                 Name: Jonathan D. Pollock
                                 Title: President

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